Exhibit 99.1

Contact:	Dennis Story Chief Financial Officer Manhattan Associates, Inc. 678-597-7115 dstory@manh.com	Will Haraway Senior Manager, Media Relations Manhattan Associates, Inc. 678-597-7466 wharaway@manh.com
Manhattan Associates Reports Fourth Quarter and Full Year
2010 Revenue and Earnings

Q4 Total Revenue of $71.5 Million is up 15% over Q4 2009
ATLANTA — February 1, 2011 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported fourth quarter 2010 non-GAAP adjusted diluted earnings per share of $0.32 compared to $0.31 in the 2009 fourth quarter, and GAAP diluted earnings per share of $0.29 compared to $0.26 in the prior year fourth quarter. The Company posted total fourth quarter revenue of $71.5 million, an increase of 15% from overall revenue posted in the fourth quarter of 2009.
For the year ended December 31, 2010, non-GAAP adjusted diluted earnings per share of $1.38 compared to $0.96 for the full year 2009, and record GAAP diluted earnings per share of $1.25 compared to $0.73 in the prior year. For the twelve months ended December 31, 2010, the Company posted total revenue of $297.1 million, an increase of 20%, compared to 2009 full year revenue.
Manhattan Associates President and CEO Pete Sinisgalli commented, “We posted solid fourth quarter and full year financial results. We are particularly pleased with our market’s acceptance of our latest Supply Chain Optimization solutions and remain quite optimistic about our ability to deliver meaningful value to customers and shareholders.”
FOURTH QUARTER 2010 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.32 in the fourth quarter of 2010, compared to $0.31 in the fourth quarter of 2009.
•	The Company reported GAAP diluted earnings per share of $0.29 in the fourth quarter of 2010, compared to $0.26 in the fourth quarter of 2009.

•	Consolidated revenue for the fourth quarter of 2010 was $71.5 million, compared to $62.1 million in the fourth quarter of 2009. License revenue was $12.7 million in the fourth quarter of 2010, compared to $14.3 million in the fourth quarter of 2009.
•	Adjusted operating income, a non-GAAP measure, was $10.1 million in the fourth quarter of 2010, compared to $12.0 million in the fourth quarter of 2009.
•	GAAP operating income for the fourth quarter of 2010 was $8.8 million, compared to $9.9 million in the fourth quarter of 2009.
•	Cash flow from operations was $14.6 million in the fourth quarter of 2010, compared to $19.4 million in the fourth quarter of 2009. Days Sales Outstanding were 61 days at December 31, 2010, compared to 60 days at September 30, 2010.
•	Cash and investments on-hand at December 31, 2010 was $126.9 million, compared to $116.7 million at September 30, 2010.
•	The Company repurchased approximately 680,000 common shares under the share repurchase program authorized by the Board of Directors, totaling $21.0 million at an average share price of $30.92 in the fourth quarter of 2010. In January 2011, Manhattan’s Board of Directors approved raising the Company’s share repurchase authority for Manhattan Associates common stock to a total of $50 million.
FULL YEAR FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $1.38 for the twelve months ended December 31, 2010, compared to $0.96 for the twelve months ended December 31, 2009.
•	GAAP diluted earnings per share for the twelve months ended December 31, 2010 was a record $1.25, compared to $0.73 for the twelve months ended December 31, 2009.
•	Consolidated revenue for the full year of 2010 was $297.1 million, compared to $246.7 million for the year ended December 31, 2009. License revenue was $54.5 million for the twelve months ended December 31, 2010, compared to $34.7 million in the twelve months ended December 31, 2009.
•	Adjusted operating income, a non-GAAP measure, was $46.8 million for the twelve months ended December 31, 2010, compared to $33.1 million for the twelve months ended December 31, 2009.

•	GAAP operating income was $41.9 million for the twelve months ended December 31, 2010, which includes $1.2 million of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes, compared to $21.1 million for the twelve months ended December 31, 2009, which includes restructuring charges of $3.9 million associated with the workforce reduction executed in the second quarter of 2009.
•	For the twelve months ended December 31, 2010, the Company repurchased approximately 2.7 million common shares at an average share price of $28.15, for a total investment of $76.5 million.
SALES ACHIEVEMENTS:
•	Closing one contract of $1.0 million or more in recognized license revenue during the quarter.
•	Completing software license wins with new customers such as: Axstores AB; Baoxiniao Group Co.; Chanel (China) Co.; Five Below, Inc.; Itochu Logistics China Co.; Factory Motor Parts; Kane Warehousing, Inc.; Mitsubishi Fuso Truck and Bus Company; Lam Soon Edible Oils; Mitsubishi Motors; Oatey Co.; Petro LLC; Shanghai KW Logistics Co.; Total Sweeteners, Inc.; VIP Shop; and YiFeng Super Drugstore.
•	Expanding partnerships with existing customers such as: 3 Suisses International; AAA Cooper Transportation, Inc.; adidas AG; Brown Shoe Company, Inc.; C&J Clark America, Inc, Chico’s Retail Services, Inc., Cornerstone Brands, Inc., Costa’s PTY; Fasteners for Retail; Dick’s Sporting Goods; Excell Home Fashions Inc.; Guitar Center; Innotrac Corporation; Jasco Products Company LLC; Lamps Plus, Inc.; Mulberry Group; Northern Safety Co., Inc.; Olympus Corporation of the Americas; O’Reilly Automotive, Inc.; Panalpina Management AG; PETsMART, Inc.; RGH Enterprises, Inc.; Speed Transportation; Union Underwear Company, Inc; Unipart Logistics Limited; Vera Bradley Designs; VF Services, Inc.; and Wirtz Corporation.
2011 GUIDANCE
Manhattan Associates provided the following revenue and diluted earnings per share guidance for the full year 2011. As detailed in Note 10 in the supplemental attachments to this release, this guidance excludes restricted stock expense previously included in adjusted results.

Additionally, a full reconciliation of GAAP to non-GAAP diluted earnings per share is included in the supplemental attachments to this release.

	Guidance Range — 2011 Full year
	$ Range		% Growth range

Total revenue (in millions)	$325	$330	10%	11%

Diluted earnings per share:
Adjusted earnings per share — Non-GAAP	1.77	1.82	12%	15%
GAAP earnings per share	1.45	1.50	16%	20%
Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.
Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning March 16, 2011, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2011 Guidance section as still being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates’ next quarterly earnings release is published, currently scheduled for the third week of April 2011.
CONFERENCE CALL
The Company’s conference call regarding its fourth quarter and full year financial results will be held at 4:30 p.m. Eastern Time on Tuesday, February 1, 2011. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.642.1687 in the U.S. and Canada, or +1.706.645.9291 outside the U.S., and entering the conference identification number 35221052 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ first quarter 2011 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended December 31, 2010.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; the recapture of previously recognized sales tax expense; stock option expense; and restructuring charges — all net of income tax effects and unusual tax adjustments. In addition, the Company’s forward-looking non-GAAP adjusted earnings per share included with its 2011 Guidance excludes all equity compensation expense. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments is included in the supplemental information attached to this release.
The Company also has presented certain information excluding the effect between periods of changes in exchange rates between the U.S. dollar and the functional currencies of its foreign subsidiaries. Certain information regarding the effect of currency exchange rate fluctuation on results is included in Note 5 to the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 21-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The company’s supply chain innovations include: Manhattan SCOPE® a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.
This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the global economic downturn; disruptions in credit markets; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(unaudited)		(unaudited)
Revenue:
Software license	$12,666	$14,278	$54,450	$34,686
Services	52,023	42,668	213,750	189,850
Hardware and other	6,824	5,193	28,917	22,131

Total revenue	71,513	62,139	297,117	246,667
Costs and expenses:
Cost of license	1,541	1,105	6,172	4,726
Cost of services	25,145	20,176	98,776	84,349
Cost of hardware and other	5,478	4,242	23,844	18,386
Research and development	9,868	8,485	40,508	36,681
Sales and marketing	9,832	8,406	42,702	36,137
General and administrative	8,668	7,271	34,027	29,946
Depreciation and amortization	2,166	2,578	9,161	11,418
Restructuring charge	—	(10)	—	3,882

Total costs and expenses	62,698	52,253	255,190	225,525

Operating income	8,815	9,886	41,927	21,142
Other income (loss), net	239	(374)	(143)	(756)

Income before income taxes	9,054	9,512	41,784	20,386
Income tax provision	2,609	3,639	13,723	3,824

Net income	$6,445	$5,873	$28,061	$16,562

Basic earnings per share	$0.31	$0.27	$1.31	$0.74
Diluted earnings per share	$0.29	$0.26	$1.25	$0.73

Weighted average number of shares:
Basic	21,078	22,128	21,497	22,385
Diluted	22,350	22,667	22,450	22,558

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

Operating income	$8,815	$9,886	$41,927	$21,142
Stock option expense (a)	860	1,374	3,792	5,153
Purchase amortization (b)	439	741	2,287	2,964
Restructuring charge (c)	—	(10)	—	3,882
Sales tax recoveries (d)	—	—	(1,212)	—

Adjusted operating income (Non-GAAP)	$10,114	$11,991	$46,794	$33,141

Income tax provision	$2,609	$3,639	$13,723	$3,824
Stock option expense (a)	303	563	1,315	1,791
Purchase amortization (b)	155	308	793	1,030
Restructuring charge (c)	—	84	—	1,349
Sales tax recoveries (d)	(2)	—	(420)	—
Unusual tax adjustments (e)	80	—	209	2,770

Adjusted income tax provision (Non-GAAP)	$3,145	$4,594	$15,620	$10,764

Net income	$6,445	$5,873	$28,061	$16,562
Stock option expense (a)	557	811	2,477	3,362
Purchase amortization (b)	284	433	1,494	1,934
Restructuring charge (c)	—	(94)	—	2,533
Sales tax recoveries (d)	2	—	(792)	—
Unusual tax adjustments (e)	(80)	—	(209)	(2,770)

Adjusted net income (Non-GAAP)	$7,208	$7,023	$31,031	$21,621

Diluted EPS	$0.29	$0.26	$1.25	$0.73
Stock option expense (a)	0.02	0.04	0.11	0.15
Purchase amortization (b)	0.01	0.02	0.07	0.09
Restructuring charge (c)	—	—	—	0.11
Sales tax recoveries (d)	—	—	(0.04)	—
Unusual tax adjustments (e)	—	—	(0.01)	(0.12)

Adjusted diluted EPS (Non-GAAP)	$0.32	$0.31	$1.38	$0.96

Fully diluted shares	22,350	22,667	22,450	22,558

(a)	Because stock option expense is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us. Thus, we have excluded the impact of this expense from adjusted non-GAAP results. The stock option expense is included in the following GAAP operating expense lines for the three and nine months ended December 31, 2010 and 2009:

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Cost of services	$97	$154	$487	$630
Research and development	112	205	571	884
Sales and marketing	276	391	1,174	1,185
General and administrative	375	624	1,560	2,454

Total stock option expense	$860	$1,374	$3,792	$5,153

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	During the quarter ended June 30, 2009, we committed to and initiated plans to reduce our workforce by approximately 140 positions to realign our capacity based on the revised revenue outlook for 2009. As a result of this initiative, we recorded a restructuring charge of approximately $3.8 million in the second quarter of 2009. The restructuring charge primarily consisted of employee severance and outplacement services. We also recorded additional employee severance expense of $63,000 in the first quarter of 2009 related to the restructuring action taken in the fourth quarter of 2008. We do not believe that the restructuring charge is a common cost that resulted from normal operating activities. Consequently, we have excluded this charge from adjusted non-GAAP results.

(d)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(e)	For the year ended December 31, 2010, the adjustment represents tax benefit from the disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded stock option expense from adjusted non-GAAP results because it is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control. Therefore, we also excluded the related tax benefit generated upon their disposition. For the year ended December 31, 2009, the majority of the adjustment represents release of income tax reserves resulting from expiration of tax audit statutes for U.S. federal income tax returns filed for 2005 and prior. Because we recorded the majority of the income tax reserves through retained earnings in conjunction with the adoption of ASC 740, Income Taxes, on January 1, 2007, the release of the reserves would overstate the current period net income derived from our core operations. The reversal is partially offset by the establishment of $0.8 million in tax reserves associated with the treatment of currency gains under the Company’s transfer pricing policy with one of its foreign subsidiaries. We do not include this tax in our assessment of our operating performance as it does not relate to our core operations. Thus, we have excluded these tax adjustments from adjusted non-GAAP results.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$120,744	$120,217
Short term investments	4,414	—
Accounts receivable, net of allowance of $5,711 and $4,943 in 2010 and 2009, respectively	47,419	37,945
Deferred income taxes	7,214	5,745
Income taxes receivable	2,446	—
Prepaid expenses and other current assets	6,743	4,847

Total current assets	188,980	168,754

Property and equipment, net	14,833	15,759
Long-term investments	1,711	2,797
Goodwill, net	62,265	62,280
Acquisition-related intangible assets, net	1,186	3,473
Deferred income taxes	8,816	9,826
Other assets	2,673	1,822

Total assets	$280,464	$264,711

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,745	$4,434
Accrued compensation and benefits	19,807	12,855
Accrued and other liabilities	13,856	15,430
Deferred revenue	44,974	37,436
Income taxes payable	—	796

Total current liabilities	86,382	70,951

Other non-current liabilities	10,282	10,395

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2010 or 2009	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 21,729,789 and 22,467,123 shares issued and outstanding at December 31, 2010 and 2009, respectively	217	225
Additional paid-in capital	487	2,892
Retained earnings	184,152	182,387
Accumulated other comprehensive loss	(1,056)	(2,139)

Total shareholders’ equity	183,800	183,365

Total liabilities and shareholders’ equity	$280,464	$264,711

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2010	2009
	(unaudited)
Operating activities:
Net income	$28,061	$16,562
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,161	11,418
Stock compensation	10,420	8,622
(Gain) loss on disposal of equipment	(4)	130
Tax benefit (deficiency) of stock awards exercised/vested	2,207	(1,023)
Excess tax benefits from stock based compensation	(475)	(64)
Deferred income taxes	(463)	2,077
Unrealized foreign currency loss	210	1,022
Changes in operating assets and liabilities:
Accounts receivable, net	(9,454)	26,658
Other assets	(2,661)	3,058
Accounts payable, accrued and other liabilities	8,271	(10,453)
Income taxes	(2,934)	(3,502)
Deferred revenue	7,633	3,818

Net cash provided by operating activities	49,972	58,323

Investing activities:
Purchase of property and equipment	(5,872)	(2,378)
Net (purchases) maturities of investments	(3,011)	84

Net cash used in investing activities	(8,883)	(2,294)

Financing activities:
Purchase of common stock	(77,703)	(23,435)
Proceeds from issuance of common stock from options exercised	36,368	1,662
Excess tax benefits from stock based compensation	475	64

Net cash used in financing activities	(40,860)	(21,709)

Foreign currency impact on cash	298	158

Net change in cash and cash equivalents	527	34,478
Cash and cash equivalents at beginning of period	120,217	85,739

Cash and cash equivalents at end of period	$120,744	$120,217

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
GAAP Diluted EPS	$0.01	$(0.02)	$0.50	$0.26	$0.73	$0.32	$0.36	$0.28	$0.29	$1.25
Adjustments to GAAP:
Stock option expense	0.04	0.03	0.04	0.04	0.15	0.03	0.03	0.03	0.02	0.11
Purchase amortization	0.02	0.02	0.02	0.02	0.09	0.02	0.02	0.02	0.01	0.07
Restructuring charge	—	0.12	—	—	0.11	—	—	—	—	—
Sales tax recoveries	—	—	—	—	—	(0.01)	—	—	—	(0.04)
Unusual tax adjustments	—	—	(0.12)	—	(0.12)	—	—	—	—	(0.01)

Adjusted Diluted EPS	$0.07	$0.14	$0.43	$0.31	$0.96	$0.36	$0.38	$0.32	$0.32	$1.38

As discussed below in note 10, in 2011, to be consistent with other companies in the software industry, we will exclude restricted stock expense from our adjusted results. For comparability, we will also present historical adjusted results excluding restricted stock expense. See note 10 for the restricted stock expense impact on the reported results.
2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue:
Americas	$50,827	$47,372	$55,626	$52,733	$206,558	$61,889	$64,875	$62,555	$59,631	$248,950
EMEA	7,030	7,818	6,527	6,650	28,025	7,989	8,587	8,266	7,324	32,166
APAC	2,968	3,219	3,141	2,756	12,084	4,071	4,179	3,193	4,558	16,001

	$60,825	$58,409	$65,294	$62,139	$246,667	$73,949	$77,641	$74,014	$71,513	$297,117

GAAP Operating Income (Loss):
Americas	$260	$(407)	$10,736	$10,859	$21,448	$10,333	$9,836	$8,121	$7,578	$35,868
EMEA	738	1,124	20	(789)	1,093	418	1,530	1,214	523	3,685
APAC	(371)	(1,143)	299	(184)	(1,399)	732	651	277	714	2,374

	$627	$(426)	$11,055	$9,886	$21,142	$11,483	$12,017	$9,612	$8,815	$41,927

Adjustments (pre-tax):
Americas:
Stock option expense	$1,400	$1,010	$1,369	$1,374	$5,153	$1,178	$901	$853	$860	$3,792
Purchase amortization	741	741	741	741	2,964	638	639	571	439	2,287
Restructuring charge	59	2,960	—	—	3,019	—	—	—	—	—
Sales tax recoveries	—	—	—	—	—	(420)	(792)	—	—	(1,212)

	$2,200	$4,711	$2,110	$2,115	$11,136	$1,396	$748	$1,424	$1,299	$4,867

EMEA:
Restructuring charge	$—	$20	$—	$—	$20	$—	$—	$—	$—	$—

	$—	$20	$—	$—	$20	$—	$—	$—	$—	$—

APAC:
Restructuring charge	$4	$849	$—	$(10)	$843	$—	$—	$—		$—

	$4	$849	$—	$(10)	$843	$—	$—	$—	$—	$—

Total Adjustments	$2,204	$5,580	$2,110	$2,105	$11,999	$1,396	$748	$1,424	$1,299	$4,867

Adjusted non-GAAP Operating Income (Loss):
Americas	$2,460	$4,304	$12,846	$12,974	$32,584	$11,729	$10,584	$9,545	$8,877	$40,735
EMEA	738	1,144	20	(789)	1,113	418	1,530	1,214	523	3,685
APAC	(367)	(294)	299	(194)	(556)	732	651	277	714	2,374

	$2,831	$5,154	$13,165	$11,991	$33,141	$12,879	$12,765	$11,036	$10,114	$46,794

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Professional services	$32,345	$30,767	$27,158	$22,500	$112,770	$33,960	$34,349	$33,349	$30,213	$131,871
Customer support and software enhancements	18,498	18,655	19,759	20,168	77,080	19,501	20,431	20,137	21,810	81,879

Total services revenue	$50,843	$49,422	$46,917	$42,668	$189,850	$53,461	$54,780	$53,486	$52,023	$213,750

4.	Hardware and other revenue includes the following items (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Hardware revenue	$3,080	$2,992	$5,086	$3,474	$14,632	$4,518	$5,053	$5,763	$4,612	$19,946
Billed travel	1,980	1,869	1,931	1,719	7,499	1,763	2,323	2,673	2,212	$8,971

Total hardware and other revenue	$5,060	$4,861	$7,017	$5,193	$22,131	$6,281	$7,376	$8,436	$6,824	$28,917

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Revenue	$(2,387)	$(1,996)	$(764)	$876	$(4,271)	$1,053	$(72)	$(548)	$(217)	$216
Costs and expenses	(3,307)	(2,560)	(1,286)	1,205	(5,948)	1,346	235	(262)	(26)	1,293

Operating income	920	564	522	(329)	1,677	(293)	(307)	(286)	(191)	(1,077)
Foreign currency gains (losses) in other income	(366)	(506)	294	(427)	(1,005)	(415)	187	(436)	—	(664)

	$554	$58	$816	$(756)	$672	$(708)	$(120)	$(722)	$(191)	$(1,741)

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Operating income	$1,129	$800	$458	(249)	$2,138	$(395)	$(340)	$(180)	(181)	$(1,096)
Foreign currency gains (losses) in other income	336	(367)	2	(276)	(305)	(289)	246	(302)	64	(281)

Total impact of changes in the Indian Rupee	$1,465	$433	$460	$(525)	$1,833	$(684)	$(94)	$(482)	$(117)	$(1,377)

6.	Other income (expense) includes the following components (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Interest income	$137	$95	$71	$65	$368	$80	$109	$252	$195	$636
Foreign currency (losses) gains	(366)	(506)	294	(427)	(1,005)	(415)	187	(436)	—	(664)
Other non-operating (expense) income	(4)	7	(110)	(12)	(119)	(163)	8	(4)	44	(115)

Total other (expense) income	$(233)	$(404)	$255	$(374)	$(756)	$(498)	$304	$(188)	$239	$(143)

7.	Capital expenditures are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Capital expenditures	$873	$487	$366	$652	$2,378	$1,177	$1,529	$1,625	$1,541	$5,872

8.	Stock Repurchase Activity

In 2010, under the share repurchase program authorized by the Board of Directors, we repurchased approximately 2.7 million shares of common stock totaling $76.5 million at an average price of $28.15. In 2009, we repurchased approximately 1.4 million shares of common stock totaling $22.8 million at an average price of $16.63.
9.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	Three Months Ended December 31, 2010					Year Ended December 31, 2010
	Income
	before	Income tax			Effective Tax	Income before	Income tax			Effective Tax
	income taxes	provision	Net income	Diluted EPS	Rate	income taxes	provision	Net income	Diluted EPS	Rate

GAAP results before tax adjustments	$9,054	$3,202	$5,852	$0.26	35.4%	$41,784	$14,494	$27,290	$1.22	34.7%
Provision to return adjustments (a)	—	(386)	386	0.02		—	(533)	533	0.02
Income tax reserve adjustments (b)	—	(127)	127	0.01		—	(29)	29	—
Disqualifying dispositions of incentive stock options (c)	—	(80)	80	—		—	(209)	209	0.01

GAAP results- reported	$9,054	$2,609	$6,445	$0.29	28.8%	$41,784	$13,723	$28,061	$1.25	32.8%

Adjusted results before tax adjustments	$10,353	$3,658	$6,695	$0.30	35.3%	$46,651	$16,182	$30,469	$1.36	34.7%
Provision to return adjustments (a)	—	(386)	386	0.02		—	(533)	533	0.02
Income tax reserve adjustments (b)	—	(127)	127	0.01		—	(29)	29	—

Adjusted results- reported	$10,353	$3,145	$7,208	$0.32	30.4%	$46,651	$15,620	$31,031	$1.38	33.5%

(a)	Provision to return adjustments primarily include the true-up of the 2009 tax provision to the 2009 tax return filed in the third quarter of 2010. The majority of the adjustments relate to research and development credits.

(b)	Adjustments include the establishment of income tax reserves for state audits, offset by the release of U.S. federal income tax reserves that were previously expensed. The release resulted from the expiration of tax audit statues for tax returns filed for 2006 and prior.

(c)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.
10.	In 2011, to be consistent with other companies in the software industry, we will begin reporting adjusted results excluding all equity-based compensation. Historically, our adjusted results did not exclude restricted stock expense. See note 1 above for the other reconciling items between our GAAP and adjusted results. The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$38	$40	$42	$42	$162	$81	$79	$84	$81	$325
Sales and marketing	134	149	131	152	566	231	235	244	244	954
Research and development	57	60	65	63	245	117	117	120	120	474
General and administrative	220	206	322	204	952	377	424	432	420	1,653

Total restricted stock expense	$449	$455	$560	$461	$1,925	$806	$855	$880	$865	$3,406
Income tax provision	159	162	199	163	683	280	297	306	301	1,184

Net income	$290	$293	$361	$298	$1,242	$526	$558	$574	$564	$2,222

Diluted earnings per share	$0.01	$0.01	$0.01	$0.01	$0.05	$0.02	$0.02	$0.02	$0.02	$0.09

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$98	$106	$108	$107	$419	$198	$240	$242	$236	$916
Sales and marketing	267	146	254	258	925	378	438	442	449	1,707
Research and development	134	42	125	125	426	206	250	262	269	987
General and administrative	420	395	438	446	1,699	625	673	821	899	3,018

Total restricted stock expense	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$1,853	$6,628
Income tax provision	308	215	300	382	1,205	485	553	609	652	2,299

Net income	$611	$474	$625	$554	$2,264	$922	$1,048	$1,158	$1,201	$4,329

Diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
11.	Total equity-based compensation from 2007-2010 is as follows (in thousands except per share amounts):

	Year ended December 31,
	2007	2008	2009	2010

Stock options	$4,274	$5,458	$5,153	$3,792
Restricted stock	1,925	3,406	3,469	6,628

Total equity-based compensation	6,199	8,864	8,622	10,420
Income tax provision	2,200	3,081	2,996	3,614

Net income	$3,999	$5,783	$5,626	$6,806

Diluted earnings per share	$0.15	$0.24	$0.25	$0.30

Diluted earnings per share — stock options	$0.10	$0.15	$0.15	$0.11
Diluted earnings per share — restricted stock	$0.05	$0.09	$0.10	$0.19
12.	In 2011, to be consistent with other companies in the software industry, we will begin reporting adjusted results excluding all equity-based compensation. The following provides an operating profit, operating margin and diluted adjusted EPS bridge for purposes of 2011 comparability for prospective reporting (in thousands except per share amounts):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Adjusted operating profit, reported	$2,831	$5,154	$13,165	$11,991	$33,141	$12,879	$12,765	$11,036	$10,114	$46,794
Add: restricted stock expense	919	689	925	936	3,469	1,407	1,601	1,767	1,853	6,628

Adjusted operating profit, 2011 comps	$3,750	$5,843	$14,090	$12,927	$36,610	$14,286	$14,366	$12,803	$11,967	$53,422

Adjusted operating margin %, reported	4.7%	8.8%	20.2%	19.3%	13.4%	17.4%	16.4%	14.9%	14.1%	15.7%
Restricted stock expense margin	1.5%	1.2%	1.4%	1.5%	1.4%	1.9%	2.1%	2.4%	2.6%	2.2%
Adjusted operating margin %, 2011 comps *	6.2%	10.0%	21.6%	20.8%	14.8%	19.3%	18.5%	17.3%	16.7%	18.0%

Adjusted net income, reported	$1,728	$3,232	$9,638	$7,023	$21,621	$8,110	$8,560	$7,153	$7,208	$31,031
Add: restricted stock expense, net of tax	611	474	625	554	2,264	922	1,048	1,158	1,201	4,329

Adjusted net income, 2011 comps	$2,339	$3,706	$10,263	$7,577	$23,885	$9,032	$9,608	$8,311	$8,409	$35,360

Adjusted diluted earnings per share, reported	$0.07	$0.14	$0.43	$0.31	$0.96	$0.36	$0.38	$0.32	$0.32	$1.38
Restricted stock expense diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19
Adjusted diluted earnings per share, 2011 comps *	$0.10	$0.17	$0.46	$0.33	$1.06	$0.40	$0.42	$0.38	$0.38	$1.58

Adjusted fully diluted shares (Non-GAAP)	23,058	22,444	22,175	22,667	22,558	22,535	22,776	22,051	22,350	22,450

*	Operating margin % and diluted earnings per share does not necessarily add due to the rounding of the individual calculations.